Exhibit 21
Aon plc - Worldwide Subsidiaries as of December 31, 2021
Name	Country	State/Province
Admiseg S.A.	Argentina
Aon Affinity Argentina S.A. (in liquidation)	Argentina
Aon Argentina Corredores de Reaseguros S.A.	Argentina
Aon Risk Services Argentina S.A.	Argentina
Aon Soluciones S.A.	Argentina
Asevasa Argentina S.A.	Argentina
Marinaro Dundas S.A.	Argentina
SN Re S.A.	Argentina
Swire Blanch MSTC II S.A.	Argentina
Swire Blanch MSTC S.A.	Argentina
Affinity Risk Partners (Brokers) Pty Ltd	Australia
Aon Advisory Australia Pty Ltd	Australia
Aon Australia Group Pty Ltd	Australia
Aon Australian Holdco 1 Pty Ltd	Australia
Aon Australian Holdco 2 Pty Ltd	Australia
Aon Australian Holdco 3 Pty Ltd	Australia
Aon Charitable Foundation Pty Ltd	Australia
Aon Consolidated Group Pty Ltd	Australia
Aon Corporation Australia Limited	Australia
Aon Group Pty Ltd	Australia
Aon Hewitt Financial Advice Limited (in liquidation)	Australia
Aon Holdings Australia Pty Ltd	Australia
Aon Product Design & Development Australia Pty Ltd	Australia
Aon Reinsurance Australia Limited	Australia
Aon Risk & Asset Management Pty Ltd	Australia
Aon Risk Services Australia Limited	Australia

Name	Country	State/Province
Aon Services Pty Ltd	Australia
Aon Solutions Australia Limited	Australia
Aon Superannuation Pty Ltd	Australia
Cut-e Australia Pty Ltd	Australia
HIA Insurance Services Pty Ltd	Australia
Hogg Robinson Financial Services Limited	Australia
One Underwriting Pty Ltd	Australia
Aon Austria GmbH	Austria
Aon Holdings Austria GmbH	Austria
Aon Jauch & Hübener Gesellschaft m.b.H.	Austria
Insurance Company of the Bahamas Limited	Bahamas
J.S. Johnson & Company Limited	Bahamas
Aon Bahrain W.L.L.	Bahrain
Aon Insurance Managers (Barbados) Ltd.	Barbados
Agenion N.V./S.A.	Belgium
Aon Belgium B.V.	Belgium
Crion N.V.	Belgium
Probabilitas N.V./S.A.	Belgium
Aon (Bermuda) Ltd.	Bermuda
Aon Bermuda QI Holdings Ltd.	Bermuda
Aon Finance Bermuda 1 Ltd.	Bermuda
Aon Group (Bermuda) Ltd.	Bermuda
Aon Insurance Managers (Bermuda) Ltd.	Bermuda
Aon Underwriting Managers (Bermuda) Ltd.	Bermuda
Benfield Investment Holdings Limited	Bermuda
Benfield Juniperus Holdings Limited	Bermuda
International Risk Management Group Ltd.	Bermuda
Marilla Capital Limited	Bermuda

Name	Country	State/Province
Marilla Investment Management Limited	Bermuda
Marilla Reinsurance Holdings Limited	Bermuda
Marilla Reinsurance Limited	Bermuda
White Rock Insurance (Americas) Ltd.	Bermuda
White Rock Insurance (SAC) Ltd.	Bermuda
White Rock Services (Bermuda) Ltd.	Bermuda
Aon Bermuda Holding Company Limited	Bermuda / Singapore
Aon Bolivia S.A. Corredores de Seguros (in liquidation)	Bolivia
Aon Consulting Bolivia S.R.L. (in liquidation)	Bolivia
Aon Re Bolivia S.A. Corredores de Reaseguros (in liquidation)	Bolivia
ADM Administradora de Benefícios Ltda.	Brazil
Aon Affinity do Brasil Servicos e Corretora de Seguros Ltda.	Brazil
Aon Brasil Corretora de Resseguros Ltda.	Brazil
Aon Holdings Corretores de Seguros Ltda.	Brazil
Associação Instituto Aon	Brazil
Blist – Soluções, Assistência e Serviços Empresariais Ltda.	Brazil
7193599 Canada Inc.	Canada
Aon Canada Holdings N.S. ULC	Canada
Aon Canada Inc.	Canada
Aon Direct Group Inc.	Canada
Aon Finance Canada 1 Corp.	Canada
Aon Finance Canada 2 Corp.	Canada
Aon Finance International N.S. ULC	Canada
Aon Finance N.S. 1, ULC	Canada
Aon Finance N.S. 5, ULC	Canada
Aon Finance N.S. 9, ULC	Canada
Aon Hewitt Inc.	Canada
Aon Investments Canada Inc.	Canada

Name	Country	State/Province
Aon Parizeau Inc.	Canada
Aon Reed Stenhouse Inc.	Canada
Aon Reinsurance Canada ULC	Canada
Aon Risk Services Canada Inc.	Canada
Aon Securities Investment Management Inc.	Canada
Aon Solutions 3 Limited	Canada
Coles Aon Partnership	Canada
Cytelligence Inc.	Canada
Groupe-conseil Aon Inc.	Canada
Hewitt Associates (a partnership)	Canada
Hewitt Associates Corp.	Canada
IAO Actuarial Consulting Services Canada Inc.	Canada
J. Allan Brown Consultants, Inc.	Canada
K & K Insurance Brokers, Inc. Canada	Canada
Linx Underwriting Solutions Inc.	Canada
Minet Inc.	Canada
Townsend (Global Real Estate) GP Ontario Inc.	Canada
USLP Underwriting Solutions LP	Canada
Aon Insurance Managers (Cayman) Ltd.	Cayman Islands
Aon IP Advantage Off-shore Feeder Fund LP	Cayman Islands
Aon Risk Solutions (Cayman) Ltd.	Cayman Islands
Aon Chile Corredores de Reaseguros Ltda.	Chile
Aon Risk Services (Chile) Corredores de Seguros Limitada	Chile
Aon Risk Services Holdings (Chile) Ltda.	Chile
Inversiones Benfield Chile Ltda.	Chile
Aon Corporation Bejing Representative Office	China
Aon Enterprise Solutions (Shanghai) Co., Ltd.	China
Aon-COFCO Insurance Brokers Co., Ltd.	China

Name	Country	State/Province
Aon Affinity Colombia Ltda. Agencia de Seguros en Liquidación	Colombia
Aon Reinsurance Colombia Limitada Corredores de Reaseguros	Colombia
Aon Risk Services Colombia S.A. Corredores de Seguros	Colombia
Salud, Riesgos y Recursos Humanos Consultores Ltda.	Colombia
Tecsefin, S.A. en Liquidación	Colombia
Aon Cyprus Insurance Broker Company Limited	Cyprus
Aon Solutions Cyprus Limited	Cyprus
Aon Central and Eastern Europe a.s.	Czech Republic
Crystal Reinsurance s.r.o.	Czech Republic
ADIS A/S	Denmark
Aon Assessment Denmark A/S	Denmark
Aon Denmark A/S	Denmark
Aon Consulting Ecuador S.A.	Ecuador
Aon Risk Services Ecuador S.A. Agencia Asesora Productora de Seguros	Ecuador
UADBB Aon Baltic (Estonia Branch)	Estonia
Aon (Fiji) Pte Limited	Fiji
ADIS A/S - Finland branch	Finland
Aon Assessment (Finland) Oy	Finland
Aon Finland Oy	Finland
Aon France	France
Aon Holdings France SNC	France
Aon Services S.à.r.l.	France
Aon Assessment GmbH	Germany
Aon Beteiligungsmanagement Deutschland GmbH & Co. KG	Germany
Aon Deutschland Beteiligungs GmbH	Germany
Aon Holding Deutschland GmbH	Germany
Aon Pensions Insurance Broker GmbH	Germany
Aon Risiko- und Unternehmensberatungs GmbH	Germany

Name	Country	State/Province
Aon Solutions Germany GmbH	Germany
Aon Trust Germany GmbH	Germany
Aon Versicherungsberatungs GmbH	Germany
Aon Versicherungsmakler Deutschland GmbH	Germany
Hamburger Gesellschaft zur Forderung des Versicherungswesens mbH	Germany
Motor Service Pensions GmbH	Germany
One Underwriting Agency GmbH	Germany
PRORÜCK Rückversicherungs-Aktiengesellschaft	Germany
SG IFFOXX Assekuranzmaklergesellschaft mbH	Germany
TRIUM GmbH Insurance Broker	Germany
UNIT Versicherungsmakler GmbH	Germany
UnitedPensions Deutschland AG	Germany
Wannet Sports Insurance GmbH	Germany
Aon Insurance Managers Gibraltar Limited	Gibraltar
White Rock Insurance (Gibraltar) PCC Limited	Gibraltar
Aon Greece S.A.	Greece
Aon Solutions Greece S.A.	Greece
Agostini Insurance Brokers Grenada Limited	Grenada
Aon Insurance Managers (Guernsey) Limited	Guernsey
Aon Insurance Managers (Holdings) Limited	Guernsey
Aon PMI International Limited	Guernsey
Aon Services (Guernsey) Limited	Guernsey
Lake Erie Real Estate General Partner Limited	Guernsey
Lincolnshire Insurance Company PCC Limited	Guernsey
Lombard Trustee Company Limited	Guernsey
Townsend Lake Constance GP Limited	Guernsey
White Rock Insurance (Guernsey) ICC Limited	Guernsey
White Rock Insurance Company PCC Limited	Guernsey

Name	Country	State/Province
Aon (CR) Insurance Agencies Company Limited	Hong Kong
Aon Commercial Insurance Agencies Hong Kong Limited	Hong Kong
Aon Holdings Hong Kong Limited	Hong Kong
Aon Hong Kong Limited	Hong Kong
Aon Insurance Agencies (HK) Limited	Hong Kong
Aon Insurance Management Agencies (HK) Limited	Hong Kong
Aon Insurance Underwriting Agencies Hong Kong Limited	Hong Kong
Aon Product Risk Services Hong Kong Limited	Hong Kong
Aon Reinsurance China Limited	Hong Kong
Aon Securities (Hong Kong) Limited	Hong Kong
Aon Services Hong Kong Limited	Hong Kong
Aon Solutions Hong Kong Limited	Hong Kong
Contingency Insurance Brokers Limited	Hong Kong
Cut-e Assessment (Hong Kong) Limited	Hong Kong
E.W. Blanch Limited	Hong Kong
Essar Insurance Services Limited	Hong Kong
Stroz Friedberg (Asia) Limited	Hong Kong
Townsend Group Asia Limited	Hong Kong
Aon Hungary Insurance Brokers Risk and Human Consulting LLC	Hungary
Aon Consulting Private Limited	India
Aon India Insurance Brokers Private Limited	India
PT Aon Hewitt Indonesia (in liquidation)	Indonesia
PT Aon Indonesia	Indonesia
PT Aon Reinsurance Brokers Indonesia	Indonesia
Aon Bahrain W.L.L. (Iraq Branch)	Iraq
Aeropeople Limited (in liquidation)	Ireland
Aon Assessment (Ireland) Limited	Ireland
Aon Assessment Solutions Europe Limited	Ireland

Name	Country	State/Province
Aon Broking Technology Limited	Ireland
Aon Commercial Services and Operations Ireland Limited	Ireland
Aon Commercial Services Ireland Limited	Ireland
Aon Hewitt Management Company Limited (in liquidation)	Ireland
Aon Insurance Managers (Dublin) Limited	Ireland
Aon Insurance Managers (Shannon) Limited	Ireland
Aon Investment Holdings Ireland Limited	Ireland
Aon Ireland Limited	Ireland
Aon plc	Ireland
Aon Randolph Ireland 2 Limited	Ireland
Aon Randolph Ireland 3 Limited	Ireland
Aon REEM Company Limited	Ireland
Aon Solutions Ireland Limited	Ireland
Aon Solutions Limited (Ireland branch)	Ireland
Aon Treasury Ireland Limited	Ireland
Bacon & Woodrow Partnerships (Ireland) Limited (in liquidation)	Ireland
Becketts (Trustees) Limited	Ireland
Benton Finance Ireland Limited (in liquidation)	Ireland
Cut-e Assessment Global Holdings Limited	Ireland
Driftbrook Unlimited Company	Ireland
Private Clients Trustees Limited	Ireland
Randolph Finance Unlimited Company	Ireland
The Aon Ireland MasterTrustee Limited	Ireland
Aon (Isle of Man) Limited	Isle of Man
Aon Corporate Services (Isle of Man) Limited	Isle of Man
Aon Holdings (Isle of Man) Limited	Isle of Man
Aon Insurance Managers (Isle of Man) Limited	Isle of Man
White Rock Insurance PCC (Isle of Man) Limited	Isle of Man

Name	Country	State/Province
Aon Holdings Israel Ltd.	Israel
Aon Israel Insurance Brokerage Ltd.	Israel
Aon Reinsurance Israel Ltd.	Israel
Delek Motors Insurance Agency (2003) Ltd.	Israel
I. Beck Insurance Agency (1994) Ltd.	Israel
National Insurance Office Ltd.	Israel
Ronnie Elementary Insurance Agency Ltd.	Israel
Aon Advisory and Solutions S.r.l.	Italy
Aon Assessment Solutions Europe Limited (Italy branch)	Italy
Aon Italia S.r.l.	Italy
Aon Reinsurance Italia S.p.A.	Italy
Aon S.p.A. Insurance & Reinsurance Brokers	Italy
Coverall S.r.l. Insurance and Reinsurance Underwriting Agency	Italy
Global Safe Insurance Broker S.r.l.	Italy
One Underwriting S.r.l.	Italy
Welfare S.A.	Italy
Aon Group Japan Ltd.	Japan
Aon Holdings Japan Ltd.	Japan
Aon Japan Ltd.	Japan
Aon Solutions Japan Ltd.	Japan
PayPay Insurance Service Corporation	Japan
Townsend Re Global GP Limited	Jersey
Aon Consulting Kazakhstan LLP	Kazakhstan
Insurance Broker Aon Kazakhstan LLP	Kazakhstan
Aon Hewitt Consulting Korea Inc.	Korea
Aon Korea Inc.	Korea
UADBB Aon Baltic (Latvia Branch)	Latvia
Aon Insurance Managers (Liechtenstein) AG	Liechtenstein

Name	Country	State/Province
One Underwriting UAB	Lithuania
UADBB Aon Baltic	Lithuania
Aon Belgium B.V. (Luxembourg Branch)	Luxembourg
Aon Global Operations Luxembourg S.à r.l.	Luxembourg
Aon Global Operations SE	Luxembourg
Aon Global Risk Consulting Luxembourg S.à r.l.	Luxembourg
Aon Holdings Luxembourg S.à r.l.	Luxembourg
Aon Insurance Managers (Luxembourg) S.A.	Luxembourg
Aon Neudorf Finance S.à r.l.	Luxembourg
Aon Randolph Luxembourg S.à r.l.	Luxembourg
Aon Re Canada Holdings S.à r.l.	Luxembourg
TG Voltesso GP S.à r.l.	Luxembourg
TTG Cayuga Bavaria Intermediate 2 S.à r.l. (in liquidation)	Luxembourg
Aon Hong Kong Limited (Macau Branch)	Macau
Aon Insurance Brokers (Malaysia) Sdn. Bhd.	Malaysia
Aon Malaysia Sdn. Bhd.	Malaysia
Aon Reinsurance Malaysia Limited	Malaysia
Aon Insurance Managers (Malta) PCC Limited	Malta
Aon Malta Affinity Services Limited	Malta
Aon Services (Malta) Limited	Malta
White Rock Insurance (Europe) PCC Limited	Malta
White Rock Insurance (Netherlands) PCC Limited	Malta
Aon Mauritius Holdings	Mauritius
Aon Solutions Ltd.	Mauritius
Aon Affinity Mexico Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Affinity Mexico, S.A. de C.V.	Mexico
Aon Life, Agente de Seguros, S.A. de C.V.	Mexico
Aon Mexico Business Support, SA de CV	Mexico

Name	Country	State/Province
Aon Mexico Holdings, S. de R.L. de C.V.	Mexico
Aon México Intermediario de Reaseguro, S.A. de C.V.	Mexico
Aon Risk Solutions Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Asevasa Mexico, S.A. de C.V.	Mexico
Hewitt Associates, S.C.	Mexico
Hewitt Beneficios Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Acore S.a.r.l.	Morocco
Casablanca Intermediation Company S.a.r.l.	Morocco
Alexander & Alexander Holding B.V.	Netherlands
Aon 3 B.V.	Netherlands
Aon Americas Holdings B.V.	Netherlands
Aon APAC Holdings B.V.	Netherlands
Aon CANZ Holdings B.V.	Netherlands
Aon Cash Management B.V.	Netherlands
Aon Global Risk Consulting B.V.	Netherlands
Aon Groep Nederland B.V.	Netherlands
Aon Group Holdings International 1 B.V.	Netherlands
Aon Group Holdings International 2 B.V.	Netherlands
Aon Group International N.V.	Netherlands
Aon Holdings B.V.	Netherlands
Aon Holdings International B.V.	Netherlands
Aon Holdings Mid Europe B.V.	Netherlands
Aon Investments Netherlands B.V.	Netherlands
Aon International B.V.	Netherlands
Aon LATAM Holdings N.V.	Netherlands
Aon Meeùs Assurantiën B.V.	Netherlands
Aon Nederland C.V.	Netherlands
Aon Netherlands Operations B.V.	Netherlands

Name	Country	State/Province
Aon Real Estate B.V.	Netherlands
Aon Risk Services EMEA B.V.	Netherlands
Aon Trust Services B.V.	Netherlands
Bekouw Mendes C.V.	Netherlands
Celinvest Amsterdam B.V.	Netherlands
One Underwriting B.V.	Netherlands
Aon Holdings New Zealand	New Zealand
Aon New Zealand	New Zealand
Aon New Zealand Group	New Zealand
Aon Product Design and Development New Zealand Limited	New Zealand
Aon Reinsurance New Zealand Limited	New Zealand
Aon Saver Limited	New Zealand
Superannuation Management Nominees Limited	New Zealand
Aon Assessment (Norway) AS	Norway
Aon Norway AS	Norway
Cut-e Nordic AS	Norway
Aon Majan LLC	Oman
Aon Benfield Panama S.A. (in liquidation)	Panama
Aon Broking Services S.A. (in liquidation)	Panama
Aon Risk Services (PNG) Limited	Papua New Guinea
Aon Solutions (PNG) Limited	Papua New Guinea
Aon Superannuation (PNG) Limited	Papua New Guinea
Aon Peru Corredores de Reaseguros S.A.	Peru
Aon Peru Corredores de Seguros S.A.	Peru
Aon Soluciones S.A.C.	Peru
Aon Insurance and Reinsurance Brokers Philippines Inc.	Philippines
Aon Insurance Managers (Singapore) Pte Ltd (Pohnpei branch)	Pohnpei (Micronesia)
Aon Polska Services Sp. z o.o.	Poland

Name	Country	State/Province
Aon Polska Sp. z o.o.	Poland
Aon Sp. z o.o.	Poland
Aon Portugal - Consultores, Unipessoal, Lda.	Portugal
Aon Portugal, S.A.	Portugal
Aon Reinsurance S.A.	Portugal
Aon Reinsurance Puerto Rico, Inc.	USA	Puerto Rico
Aon Risk Solutions of Puerto Rico, Inc.	USA	Puerto Rico
Hewitt Insurance, Inc.	USA	Puerto Rico
Aon Qatar LLC	Qatar
Aon Consulting Romania SRL	Romania
Aon Romania Broker de Asigurare - Reasigurare SRL	Romania
Aon Rus Insurance Brokers LLC	Russia
Aon Rus LLC	Russia
Agostini Insurance Brokers (St. Lucia) Limited	Saint Lucia
Aon Hewitt Saudi Arabia LLC	Saudi Arabia
Aon Reinsurance Solutions Saudi Arabia LLC	Saudi Arabia
Aon Saudi Arabia LLC	Saudi Arabia
Alexander & Alexander (Asia) Holdings Pte Ltd	Singapore
Aon Global Operations SE (Singapore Branch)	Singapore
Aon Insurance Agencies Pte Ltd	Singapore
Aon Insurance Managers (Singapore) Pte Ltd	Singapore
Aon Randolph Singapore 2 Pte Ltd	Singapore
Aon Randolph Singapore 3 Pte Ltd	Singapore
Aon Randolph Singapore Pte (in liquidation)	Singapore
Aon Reinsurance Solutions Asia Pte. Ltd.	Singapore
Aon Singapore (Broking Centre) Pte. Ltd.	Singapore
Aon Singapore Center for Innovation, Strategy and Management Pte Ltd	Singapore
Aon Solutions Singapore Pte. Ltd.	Singapore

Name	Country	State/Province
Stenhouse (South East Asia) Private Limited	Singapore
Aon Bratislava s.r.o.	Slovak Republic
Aon Central and Eastern Europe A.S. (Slovakia branch)	Slovak Republic
Aon Consulting South Africa (Pty) Ltd	South Africa
Aon Holdings Sub-Sahara Africa (Pty) Ltd	South Africa
Aon Limpopo (Pty) Ltd	South Africa
Aon Re Africa (Pty) Ltd	South Africa
Aon South Africa (Pty) Ltd	South Africa
Mafube Risk and Insurance Consultants (Pty) Ltd (in process of deregistration)	South Africa
TM Insurance Brokers (Pty) Ltd (in process of deregistration)	South Africa
Aon Consulting Services SA	Spain
Aon Delta Spain S.L.	Spain
Aon Iberia Correduria de Seguros y Reaseguros, S.A.U.	Spain
Aon Marketing Directo, S.A.U.	Spain
Aon Reinsurance Iberia Correduria de Reaseguros, S.A.U.	Spain
Aon Southern Europe y Cia, S.L.	Spain
CoverWallet Innovations, S.L.U.	Spain
Fundación Aon España	Spain
Grupo Innovac Sociedad Correduría de Seguros, S.A.	Spain
Inspiring Benefits, S.L.	Spain
One Underwriting Agencia de Suscripsión, S.L.U.	Spain
Zalba Caldu Correduría de Seguros S.A.	Spain
Aon Assessment (Sweden) AB	Sweden
Aon Global Risk Consulting AB	Sweden
Aon Solutions Sweden AB	Sweden
Aon Sweden AB	Sweden
Aon Insurance Managers (Switzerland) AG	Switzerland
Aon Reinsurance Italia S.p.A., Milano, Succursale di Maroggia (Switzerland Branch)	Switzerland

Name	Country	State/Province
Switzerland Aon Schweiz AG	Switzerland
Assimedia SA	Switzerland
Aon Management Consulting Taiwan Ltd.	Taiwan
Aon Taiwan Ltd.	Taiwan
Aon (Thailand) Limited	Thailand
Aon Consulting (Thailand) Limited	Thailand
Aon Group (Thailand) Limited	Thailand
Aon Re (Thailand) Limited	Thailand
Aon Risk Services (Thailand) Limited	Thailand
Aon Solutions (Thailand) Limited	Thailand
A.B. Insurances Limited	Trinidad and Tobago
Agostini Insurance Brokers Limited	Trinidad and Tobago
AIB Services Limited	Trinidad and Tobago
Aon Energy Caribbean Limited	Trinidad and Tobago
Cardea Health Solutions Limited	Trinidad and Tobago
Aon Sigorta ve Reasurans Brokerligi ve A.S.	Turkey
Aon Solutions Turkey Danismanlik A.S.	Turkey
J.S. Johnson & Company (Turks & Caicos) Limited	Turks & Caicos
Aon Finland Oy (Rep. office) (Ukraine Branch)	Ukraine
Aon Ukraine LLC	Ukraine
Aon (DIFC) Gulf Limited	United Arab Emirates
Aon Management Services (Middle East) Limited	United Arab Emirates
Aon Middle East Co LLC	United Arab Emirates
Aon Middle East Consulting LLC	United Arab Emirates
Aon Neudorf Finance S.a.r.l. (Dubai branch)	United Arab Emirates
Aon Reinsurance Solutions MENA Limited	United Arab Emirates
Aon Retirement Solutions Limited	United Arab Emirates
Aon Solutions Middle East Limited	United Arab Emirates

Name	Country	State/Province
Aon Solutions Middle East Limited (Abu Dhabi branch)	United Arab Emirates
Cut-e Consult DMCC	United Arab Emirates
McLagan Partners, Inc. (Dubai Branch)	United Arab Emirates
Stroz Friedberg Risk Management Limited	United Arab Emirates
Acumen Credit Insurance Brokers Limited	United Kingdom
Alexander Clay (in liquidation)	United Kingdom
Aon ANZ Holdings Limited	United Kingdom
Aon Assessment (UK) Limited	United Kingdom
Aon Belgium B.V. (UK Branch)	United Kingdom
Aon Consulting Financial Services Limited	United Kingdom
Aon Consulting Limited	United Kingdom
Aon DC Trustee Limited	United Kingdom
Aon Delta UK Limited	United Kingdom
Aon Finance UK 1 Limited	United Kingdom
Aon Finance UK 2 Limited	United Kingdom
Aon Finance UK 3 Limited	United Kingdom
Aon Finance UK 4 Limited	United Kingdom
Aon Global Holdings 1 Limited	United Kingdom
Aon Global Holdings 2 Limited	United Kingdom
Aon Global Holdings Intermediaries Limited	United Kingdom
Aon Global Holdings plc	United Kingdom
Aon Global Limited	United Kingdom
Aon Holdings Limited	United Kingdom
Aon Investments Europe Limited ( in liquidation)	United Kingdom
Aon Investments Limited	United Kingdom
Aon Minet Pension Trustees Limited	United Kingdom
Aon Overseas Holdings Limited	United Kingdom
Aon Pension Trustees Limited	United Kingdom

Name	Country	State/Province
Aon Randolph UK Limited	United Kingdom
Aon Risk Services (NI) Limited	United Kingdom
Aon Securities Limited	United Kingdom
Aon Solutions UK Limited	United Kingdom
Aon Southern Europe UK Limited	United Kingdom
Aon Trust Corporation Limited	United Kingdom
Aon UK Group Limited	United Kingdom
Aon UK Holdings Intermediaries Limited	United Kingdom
Aon UK Holdings Limited	United Kingdom
Aon UK Limited	United Kingdom
Aon UK Trustees Limited	United Kingdom
Aon US & International Holdings Limited	United Kingdom
Bacon & Woodrow Partnerships Limited	United Kingdom
Beaubien Finance Limited	United Kingdom
Beaubien UK Finance Limited	United Kingdom
Benton Finance Limited	United Kingdom
Contractsure Limited	United Kingdom
CoSec 2000 Limited	United Kingdom
Doveland Services Limited	United Kingdom
E. W. Blanch Holdings Limited	United Kingdom
Eurotempest Limited	United Kingdom
Gotham Digital Science Ltd	United Kingdom
Henderson Insurance Brokers Limited	United Kingdom
Henderson Risk Management Limited (in liquidation)	United Kingdom
International Space Brokers Europe Limited	United Kingdom
International Space Brokers Limited	United Kingdom
McLagan (Aon) Limited	United Kingdom
McLagan Partners, Inc. (UK Branch)	United Kingdom

Name	Country	State/Province
Minet Group	United Kingdom
NBS Nominees Limited	United Kingdom
One Underwriting B.V. (UK branch)	United Kingdom
Portus Consulting Limited (in liquidation)	United Kingdom
Portus Online LLP (in liquidation)	United Kingdom
SLE Worldwide Limited	United Kingdom
Stroz Friedberg Limited	United Kingdom
The Aon MasterTrustee Limited	United Kingdom
Townsend Group Europe Limited	United Kingdom
Aon Latin America S.A.	Uruguay
Marinaro Dundas SA	Uruguay
Access Plans USA, Inc.	USA	Oklahoma
Affinity Insurance Services, Inc.	USA	Pennsylvania
AIS Affinity Insurance Agency, Inc.	USA	California
AIS Insurance Agency, Inc.	USA	Washington
Alexander Reinsurance Intermediaries, Inc.	USA	New York
Allen Insurance Associates, Inc.	USA	California
Alliance HealthCard of Florida, Inc.	USA	Georgia
Alliance HealthCard, Inc.	USA	Georgia
American Insurance Services Corp.	USA	Texas
American Special Risk Insurance Company	USA	Delaware
AMXH, LLC	USA	Delaware
Aon Advantage Funds Holding Corporation	USA	Delaware
Aon Advantage Funds LLC	USA	Delaware
Aon Benefit Solutions Inc.	USA	Oklahoma
Aon Chile Holdings, LLC	USA	Delaware
Aon Consulting & Insurance Services	USA	California
Aon Consulting, Inc.	USA	New Jersey

Name	Country	State/Province
Aon Consulting, Inc.	USA	New York
Aon Corporation	USA	Delaware
Aon Edge Insurance Agency, Inc.	USA	Florida
Aon Fac, Inc.	USA	Illinois
Aon Finance US 1, LLC	USA	Delaware
Aon Finance US 2, LLC	USA	Delaware
Aon Financial & Insurance Solutions, Inc.	USA	California
Aon Foundation - Not For Profit Corporation	USA	Illinois
Aon Group, Inc.	USA	Maryland
Aon Insurance Agency LLC	USA	Delaware
Aon Insurance Managers (USA) Inc.	USA	Vermont
Aon Insurance Managers (USVI), Inc.	USA	US Virgin Islands
Aon International Holdings, Inc.	USA	Maryland
Aon Investments USA Inc.	USA	Illinois
Aon IP Advantage Blocker LLC	USA	Delaware
Aon IP Advantage Fund GP LLC	USA	Delaware
Aon IP Advantage Fund LP	USA	Delaware
Aon KHF Fund GP LLC	USA	Delaware
Aon Life Agency of Texas, Inc.	USA	Texas
Aon Mexico Holdings, LLC	USA	Delaware
Aon North America, Inc.	USA	Delaware
Aon Premium Finance, LLC	USA	Delaware
Aon Private Risk Management Insurance Agency, Inc.	USA	Illinois
Aon Property Risk Consulting, Inc.	USA	New York
Aon Re, Inc.	USA	Illinois
Aon Realty Services, Inc.	USA	Pennsylvania
Aon Reinsurance Holdings, Inc.	USA	Delaware
Aon Retirement Plan Advisors, LLC	USA	Delaware

Name	Country	State/Province
Aon Risk Consultants, Inc.	USA	Illinois
Aon Risk Insurance Services West, Inc.	USA	California
Aon Risk Services (Holdings) of Latin America, Inc.	USA	Delaware
Aon Risk Services (Holdings) of the Americas, Inc.	USA	Illinois
Aon Risk Services Central, Inc.	USA	Illinois
Aon Risk Services Companies, Inc.	USA	Maryland
Aon Risk Services Northeast, Inc.	USA	New York
Aon Risk Services South, Inc.	USA	North Carolina
Aon Risk Services Southwest, Inc.	USA	Texas
Aon Risk Services, Inc. of Florida	USA	Florida
Aon Risk Services, Inc. of Hawaii	USA	Hawaii
Aon Risk Services, Inc. of Maryland	USA	Maryland
Aon Risk Services, Inc. of Washington, D.C.	USA	District of Columbia
Aon Securities LLC	USA	Delaware
Aon Service Corporation	USA	Illinois
Aon Services Group, Inc.	USA	Delaware
Aon Solutions US, LLC	USA	Delaware
Aon Special Risk Resources, Inc.	USA	Delaware
Aon TC Holdings, Inc.	USA	New Jersey
Aon Trust Company LLC	USA	Illinois
Aon Underwriting Managers, Inc.	USA	Delaware
Aon US Holdings 2, Inc.	USA	Delaware
Aon US Holdings, Inc.	USA	Delaware
Aon Ward Financial Corporation	USA	Ohio
Aon/Albert G. Ruben Insurance Services, Inc.	USA	California
ARM International Corp.	USA	New York
ARM International Insurance Agency Corp.	USA	Ohio
ARMRISK CORP.	USA	New Jersey

Name	Country	State/Province
AS Holdings, Inc.	USA	Delaware
ASPN Insurance Agency, LLC	USA	Delaware
Association of Rural and Small Town Americans	USA	Missouri
Assurance Licensing Services, Inc.	USA	Illinois
B E P International Corp.	USA	New Jersey
Benefit Marketing Solutions, L.L.C.	USA	Oklahoma
Blanch Americas, Inc.	USA	Delaware
BMS Insurance Agency, L.L.C.	USA	Oklahoma
Bowes & Company, Inc., of New York	USA	New York
Cammack Health LLC	USA	New York
Cananwill Corporation	USA	Delaware
Cananwill, Inc.	USA	California
Cananwill, Inc.	USA	Pennsylvania
CEREP III Secondary Manager, LLC	USA	Delaware
CFSSG Real Estate Partners I, LLC	USA	Delaware
CFSSG Real Estate Partners II, LLC	USA	Delaware
CIF-H GP LLC	USA	Delaware
Citadel Insurance Managers, Inc.	USA	California
Coalition for Benefits Equality and Choice	USA	California
CoverWallet Science, Inc.	USA	Delaware
CoverWallet, Inc.	USA	Delaware
Crescent Meadow, LLC	USA	Delaware
Custom Benefit Programs, Inc.	USA	New Jersey
cut-e USA Inc.	USA	New York
E.W. Blanch International, Inc.	USA	Delaware
Elysium Digital, L.L.C.	USA	Delaware
Farmington Administrative Services, LLC	USA	Connecticut
Financial & Professional Risk Solutions, Inc.	USA	Illinois

Name	Country	State/Province
Futurity Group, Inc.	USA	Nevada
Gotham Digital Science, LLC	USA	Delaware
GPE IV Korea Feeder General Partner, LLC	USA	Delaware
Grant Park Capital, LLC	USA	Delaware
GTCR/AAM Blocker Corp.	USA	Delaware
HCI Townsend USA Fund Managers LLC	USA	Delaware
Healthy Paws Pet Insurance LLC	USA	Washington
Huntington T. Block Insurance Agency, Inc.	USA	District of Columbia
Impact Forecasting, L.L.C.	USA	Illinois
INPOINT, INC.	USA	Illinois
International Risk Management (Americas), Inc.	USA	Ohio
International Space Brokers, Inc.	USA	Virginia
IRM/GRC Holding Inc.	USA	Delaware
JDPT Manager, LLC	USA	Delaware
Johnson Rooney Welch, Inc.	USA	California
K & K Insurance Group, Inc.	USA	Indiana
KHF Fund, LP	USA	Delaware
KKT GP, LLC	USA	Delaware
KVT GP, LLC	USA	Delaware
Lake Tahoe II GP, LLC	USA	Delaware
Lake Tahoe III GP, LLC	USA	Delaware
Lake Tahoe IV GP, LLC	USA	Delaware
McLagan Partners Asia, Inc.	USA	Delaware
McLagan Partners, Inc.	USA	Delaware
Membership Leasing Trust	USA	Delaware
Minet Holdings Inc.	USA	New York
Minet Re North America, Inc.	USA	Georgia
Modern Survey, Inc.	USA	Minnesota

Name	Country	State/Province
Muirfield Underwriters, Ltd.	USA	Delaware
NJM Fund GP, LLC	USA	Delaware
Paragon Strategic Solutions Inc.	USA	Delaware
PathWise Solutions Group LLC	USA	Delaware
Penn Square I, LLC	USA	Delaware
Penn Square II, LLC	USA	Delaware
Penn Square Manager I, LLC	USA	Delaware
Penn Square Manager II, LLC	USA	Delaware
PGOF I, LLC	USA	Delaware
PGOF Manager I, LLC	USA	Ohio
Premier Auto Finance, Inc.	USA	Delaware
Private Equity Partnership Structures I, LLC	USA	Delaware
Protective Marketing Enterprises, Inc.	USA	Tennessee
SA Special Situations General Partner, LLC	USA	Delaware
Scritch Inc.	USA	Texas
Specialty Benefits, Inc.	USA	Indiana
Strategic Manager-III, LLC	USA	Delaware
Stroz Friedberg Inc.	USA	Delaware
Stroz Friedberg Investigations LLC	USA	Delaware
Stroz Friedberg, LLC	USA	New York
The Key West Saxon Group, LLC	USA	Florida
The Townsend Group, LLC	USA	Ohio
Townsend Alpha Manager I, LLC	USA	Delaware
Townsend Alpha Manager II, LLC	USA	Delaware
Townsend Alpha Manager III, LLC	USA	Delaware
Townsend Great Lakes and Plains GP, LLC	USA	Delaware
Townsend Group Advisors, LLC	USA	Delaware
Townsend Holdings LLC	USA	Delaware

Name	Country	State/Province
Townsend Opportunity Zone Fund GP, LLC	USA	Delaware
Townsend REF GP, LLC	USA	Delaware
Townsend Strategic Ventures GP, LLC	USA	Delaware
TownSquare Alpha Manager I-A, LLC	USA	Delaware
TTG Core Plus Investments, LLC	USA	Delaware
TTG German Investments I, LLC	USA	Ohio
TTG Manager, LLC	USA	Delaware
Underwriters Marine Services, Inc.	USA	Louisiana
Ward Financial Group, Inc.	USA	Ohio
West Lake General Partner, LLC	USA	Delaware
West Lake II GP, LLC	USA	Delaware
White Rock (District of Columbia) PCC Ltd.	USA	District of Columbia
White Rock USA Ltd.	USA	Vermont
Worldwide Integrated Services Company	USA	Texas
Wrapid Specialty, Inc.	USA	California
WT Government Services, LLC	USA	Delaware
WT Technologies, LLC	USA	Delaware
Administradora Aon, C.A.	Venezuela
Aon Group Venezuela, Corretaje de Reaseguros, C.A.	Venezuela
Aon Risk Services Venezuela, Corretaje de Seguros C.A.	Venezuela
Aon Vietnam Limited	Vietnam